EXHIBIT 99.1

Pega Cloud ACV Grows 65% in the First Half of 2019

•	Total ACV of $613 million, powered by Pega Cloud Choice™

•	Pega Cloud RPO (“backlog”) up 69% to $362 million

•	Pega Cloud and Client Cloud RPO (“backlog”) up 45% to $600 million

CAMBRIDGE, Mass. — August 7, 2019 — Pegasystems Inc. (NASDAQ: PEGA), the software company empowering digital transformation at the world’s leading enterprises, released its financial results for the second quarter of 2019.
"At mid-year, I’m excited with the strong progress we’re making in our business and in our transition to cloud,” said Alan Trefler, founder and CEO, Pegasystems. “I’m pleased with how our strategy is working, and we continue to gain traction in seizing the huge opportunity in front of us."
“Pega Cloud ACV increased 65% year over year, reaching $136 million,” said Ken Stillwell, CFO, Pegasystems. “This strong ACV growth reflects solid demand worldwide for digital transformation solutions.”
Financial metrics (1)

(Dollars in thousands, except per share amounts)	Three Months Ended June 30,			Six Months Ended June 30,
	2019	2018	Change	2019	2018	Change
Total revenue	$205,592	$196,779	4%	$418,138	$431,961	(3)%
Subscription revenue (2)	$125,982	$117,416	7%	$269,760	$262,218	3%
Net (loss) income - GAAP	$(32,296)	$(10,409)	(210)%	$(61,013)	$1,791	*
Net (loss) income - Non-GAAP	$(23,427)	$(2,732)	(758)%	$(32,803)	$17,525	*
Diluted (loss) earnings per share - GAAP	$(0.41)	$(0.13)	(215)%	$(0.77)	$0.02	*
Diluted (loss) earnings per share - Non-GAAP	$(0.30)	$(0.03)	(900)%	$(0.42)	$0.21	*
* not meaningful
(1) A reconciliation of the GAAP measures to our Non-GAAP measures is contained in the financial schedules at the end of this release.
(2) Reflects client arrangements (term license, cloud, and maintenance) that are subject to renewal.

(Dollars in thousands)	Three Months Ended June 30,						Six Months Ended June 30,
	2019		2018		Change		2019		2018		Change
Cloud	$31,699	15%	$20,201	10%	$11,498	57%	$59,457	14%	$35,783	8%	$23,674	66%
Term license	24,954	12%	31,309	16%	(6,355)	(20)%	73,268	18%	96,004	22%	(22,736)	(24)%
Maintenance	69,329	34%	65,906	34%	3,423	5%	137,035	33%	130,431	31%	6,604	5%
Subscription	125,982	61%	117,416	60%	8,566	7%	269,760	65%	262,218	61%	7,542	3%
Perpetual license	19,320	9%	13,475	7%	5,845	43%	34,270	8%	36,553	8%	(2,283)	(6)%
Consulting	60,290	30%	65,888	33%	(5,598)	(8)%	114,108	27%	133,190	31%	(19,082)	(14)%
Total revenue	$205,592	100%	$196,779	100%	$8,813	4%	$418,138	100%	$431,961	100%	$(13,823)	(3)%

Annual contract value (“ACV”) (1) (2)
The change in ACV measures the growth and predictability of future cash flows from Pega Cloud and Client Cloud committed arrangements as of the end of the particular reporting period.

	June 30,		Change		Constant Currency Change
(Dollars in thousands)	2019	2018
Maintenance ACV	$277,316	$263,624	$13,692	5%	7%
Term ACV	199,299	168,528	30,771	18%	19%
Client Cloud ACV	476,615	432,152	44,463	10%	12%
Pega Cloud ACV	136,074	82,376	53,698	65%	67%
Total ACV	$612,689	$514,528	$98,161	19%	21%
(1) Total ACV, as of a given date, is the sum of the following two components:

•
Client Cloud: the sum of (1) the annual value of each term license contract in effect on such date, which is equal to its total license value divided by the total number of years and (2) maintenance revenue reported for the quarter ended on such date, multiplied by four. We do not provide hosting for Client Cloud arrangements.

•	Pega Cloud: the total of the annual value of each cloud contract in effect on such date, which is equal to its total value divided by the total number of years.
(2) As foreign currency exchange rates are an important factor in understanding period to period comparisons, we believe the presentation of ACV growth rates on a constant currency basis enhances the understanding of our results and evaluation of our performance in comparison to prior periods. The percent change in constant currency is calculated by applying the applicable current period exchange rates to prior period ACV.

Remaining performance obligations (“RPO”)
Expected future revenue on existing contracts:

	June 30, 2019
(Dollars in thousands)	Perpetual license	Term license	Maintenance	Cloud	Consulting	Total
1 year or less	$8,429	$38,080	$173,421	$124,134	$16,259	$360,323	57%
1-2 years	915	4,678	12,530	98,842	942	117,907	19%
2-3 years	1,306	641	5,801	75,828	227	83,803	13%
Greater than 3 years	—	185	2,812	63,259	—	66,256	11%
	$10,650	$43,584	$194,564	$362,063	$17,428	$628,289	100%
Change in RPO Since June 30, 2018
	$(36,623)	$6,640	$32,273	$148,253	$1,086	$151,629
	(77)%	18%	20%	69%	7%	32%

	June 30, 2018
(Dollars in thousands)	Perpetual license	Term license	Maintenance	Cloud	Consulting	Total
1 year or less	$28,626	$20,457	$111,086	$41,036	$12,039	$213,244	45%
1-2 years	15,862	9,878	43,837	66,529	4,103	140,209	29%
2-3 years	2,423	5,665	5,265	50,250	—	63,603	13%
Greater than 3 years	362	944	2,103	55,995	200	59,604	13%
	$47,273	$36,944	$162,291	$213,810	$16,342	$476,660	100%
Quarterly conference call
A conference call and audio-only webcast will be conducted at 5:00 p.m. EDT on August 7, 2019.
Members of the public and investors are invited to join the call and participate in the question and answer session by dialing 1-800-289-0438 (domestic), 1-323-794-2423 (international), or via webcast by logging onto www.pega.com at least five minutes prior to the event's broadcast and clicking on the webcast icon in the Investors section.
A replay of the call will also be available on www.pega.com/about/investors by clicking the earnings calls link in the investors section.
Discussion of non-GAAP financial measures
To supplement the financial results presented in accordance with generally accepted accounting principles in the U.S. (“GAAP”), the Company provides non-GAAP measures, including in this release. Pegasystems’ management utilizes a number of different financial measures, both GAAP and non-GAAP, in analyzing and assessing the overall performance of the business, for making operating decisions, and for forecasting and planning for future periods. The Company’s annual financial plan is prepared on both a GAAP and non-GAAP basis, and both are approved by our board of directors. In addition, because of the importance of these measures in managing the business, the Company uses non-GAAP measures and financial performance results in the evaluation process to establish management’s compensation.
The non-GAAP measures exclude the effects of stock-based compensation expense, amortization of intangible assets, and foreign currency transaction gains and losses. The Company believes these non-GAAP measures are helpful in understanding its past financial performance and its anticipated future results.
These non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with the Company’s consolidated financial statements prepared in accordance with GAAP.
A reconciliation of the Company’s GAAP measures to Non-GAAP measures is included in the financial schedules at the end of this release.
Forward-looking statements
Certain statements contained in this press release may be construed as “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995.
These forward-looking statements are based on current expectations, estimates, forecasts, and projections about the industry and markets in which we operate, and management’s beliefs and assumptions. In addition, other written or oral statements that constitute forward-looking statements may be made by us or on our behalf. Words such as “expect,”

“anticipate,” “intend,” “plan,” “believe,” “could,” “estimate,” “may,” “target,” “strategy,” “is intended to,” “project,” “guidance,” “likely,” “usually,” or variations of such words and similar expressions are intended to identify such forward-looking statements.
Important factors that could cause actual future activities and results to differ materially from those expressed in such forward-looking statements include, among others, variation in demand for our products and services, reliance on third party relationships, reliance on key personnel, the inherent risks associated with international operations and the continued uncertainties in the global economy, our continued effort to market and sell both domestically and internationally, foreign currency exchange rates, the potential legal and financial liabilities and reputation damage due to cyber-attacks and security breaches, and management of our growth. These risks and other factors that could cause actual results to differ materially from those expressed in such forward-looking statements are described more completely in Part I of our Annual Report on Form 10-K for the year ended December 31, 2018, and other filings we make with the U.S. Securities and Exchange Commission (“SEC”). These documents are available on the Company’s website at www.pega.com/about/investors.
Investors are cautioned not to place undue reliance on such forward-looking statements and there are no assurances that the results contained in such statements will be achieved. Although new information, future events, or risks may cause actual results to differ materially from future results expressed or implied by such forward-looking statements, except as required by applicable law, we do not undertake and specifically disclaim any obligation to publicly update or revise these forward-looking statements whether as the result of new information, future events, or otherwise.
The forward-looking statements contained in this press release represent the Company’s views as of August 7, 2019.
About Pegasystems
Pegasystems Inc. is the leader in software for customer engagement and operational excellence. Pega’s adaptive, cloud-architected software - built on its unified Pega Platform™ - empowers people to rapidly deploy, and easily extend and change applications to meet strategic business needs. Over its 35-year history, Pega has delivered award-winning capabilities in CRM and digital process automation (DPA), powered by advanced artificial intelligence and robotic automation, to help the world’s leading brands achieve breakthrough business results.
For more information on Pegasystems (NASDAQ: PEGA) visit www.pega.com.
Press contact:
Lisa Pintchman
Pegasystems Inc.
lisa.pintchman@pega.com
(617) 866-6022
Twitter: @pega
Investor contact:
Garo Toomajanian
ICR for Pegasystems Inc.
pegainvestorrelations@pega.com
(617) 866-6077

All trademarks are the property of their respective owners.

PEGASYSTEMS INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
Revenue
Software license	$44,274	$44,784	$107,538	$132,557
Maintenance	69,329	65,906	137,035	130,431
Services	91,989	86,089	173,565	168,973
Total revenue	205,592	196,779	418,138	431,961
Cost of revenue
Software license	928	1,262	2,306	2,517
Maintenance	6,292	5,874	12,627	11,956
Services	69,860	66,681	136,584	134,958
Total cost of revenue	77,080	73,817	151,517	149,431
Gross profit	128,512	122,962	266,621	282,530
Operating expenses
Selling and marketing	116,962	93,972	225,827	182,355
Research and development	49,714	41,972	100,310	88,757
General and administrative	14,174	10,181	26,850	26,645
Total operating expenses	180,850	146,125	352,987	297,757
(Loss) from operations	(52,338)	(23,163)	(86,366)	(15,227)
Foreign currency transaction gain (loss)	2,105	1,244	(1,607)	159
Interest income, net	544	629	1,267	1,393
Other income, net	55	—	55	363
(Loss) before (benefit from) income taxes	(49,634)	(21,290)	(86,651)	(13,312)
(Benefit from) income taxes	(17,338)	(10,881)	(25,638)	(15,103)
Net (loss) income	$(32,296)	$(10,409)	$(61,013)	$1,791
(Loss) earnings per share
Basic	$(0.41)	$(0.13)	$(0.77)	$0.02
Diluted	$(0.41)	$(0.13)	$(0.77)	$0.02
Weighted-average number of common shares outstanding
Basic	78,987	78,635	78,787	78,436
Diluted	78,987	78,635	78,787	83,247

PEGASYSTEMS INC.
UNAUDITED RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES (1)
(in thousands, except percentages and per share amounts)

	Three Months Ended June 30,			Six Months Ended June 30,
	2019	2018	Change	2019	2018	Change
Total revenue - GAAP and Non-GAAP	$205,592	$196,779	4%	$418,138	$431,961	(3)%

Net (loss) income - GAAP	$(32,296)	$(10,409)	(210)%	$(61,013)	$1,791	*
Amortization of intangible assets	1,656	2,836		4,592	5,673
Stock-based compensation (2)	20,047	16,056		38,397	31,165
Foreign currency transaction gain (loss)	(2,105)	(1,244)		1,607	(159)
Income tax effects (3)	(10,729)	(9,971)		(16,386)	(20,945)
Net (loss) income - Non-GAAP	$(23,427)	$(2,732)	(758)%	$(32,803)	$17,525	*

Diluted (loss) earnings per share - GAAP	$(0.41)	$(0.13)	(215)%	$(0.77)	$0.02	*
Non-GAAP adjustments	0.11	0.10		0.35	0.19
Diluted (loss) earnings per share - Non-GAAP	$(0.30)	$(0.03)	(900)%	$(0.42)	$0.21	*

Diluted weighted-average number of common shares outstanding - GAAP	78,987	78,635	—%	78,787	83,247	(5)%
Diluted weighted-average number of common shares outstanding - Non-GAAP	78,987	78,635	—%	78,787	83,247	(5)%
* not meaningful
(1) Our non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP.
Our non-GAAP financial measures reflect adjustments based on the following items:

•
Amortization of intangible assets: We have excluded amortization of intangible assets from our non-GAAP operating expenses and profitability measures. Amortization of intangible assets fluctuates in amount and frequency and is significantly affected by the timing and size of our acquisitions. Investors should note that the use of intangible assets contributed to our revenues recognized during the periods presented and is expected to contribute to our future period revenues as well. Amortization of intangible assets is likely to recur in future periods.

•
Stock-based compensation: We have excluded stock-based compensation from our non-GAAP operating expenses and profitability measures. Although stock-based compensation is a key incentive offered to our employees, and we believe such compensation contributed to our revenues recognized during the periods presented and is expected to contribute to our future period revenues, we continue to evaluate our business performance excluding stock-based compensation.

•
Foreign currency transaction gain (loss): We have excluded foreign currency transaction gains and losses from our non-GAAP profitability measures. Foreign currency transaction gains and losses fluctuate in amount and frequency and are significantly affected by changes in foreign exchange market rates. Foreign currency transaction gains and losses will recur in future periods.

For additional information about our use of Non-GAAP measures, the reasons why management uses these measures, the usefulness of these measures, and the material limitations on the usefulness of these measures, see “Discussion of non-GAAP financial measures” included earlier in this release and below.

(2) Stock-based compensation was as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands)	2019	2018	2019	2018
Cost of revenues	$4,911	$4,257	$9,430	$7,958
Selling and marketing	8,364	6,038	15,738	10,696
Research and development	4,572	3,802	9,132	7,439
General and administrative	2,200	1,959	4,097	5,072
	$20,047	$16,056	$38,397	$31,165
Income tax benefit	$(4,056)	$(3,341)	$(7,796)	$(6,482)
(3) Effective income tax rates were as follows:

	Six Months Ended June 30,
	2019	2018
GAAP	30%	113%
Non-GAAP	22%	25%
Our effective income tax rate under GAAP is subject to significant fluctuations due to a variety of factors, including excess tax benefits generated by our stock-based compensation plans, tax credits for stock-based compensation awards to research and development employees, and unfavorable foreign stock-based compensation adjustments. We determine our non-GAAP income tax rate by using applicable rates in taxing jurisdictions and assessing certain factors including our historical and forecast earnings by jurisdiction, discrete items, and our ability to realize tax assets. We believe it is beneficial for our management to review our non-GAAP effective income tax rate on a basis consistent with the effective income tax rate in our annual plan as established at the beginning of each year given this tax rate volatility.

PEGASYSTEMS INC.
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	June 30, 2019	December 31, 2018
Assets
Total cash, cash equivalents, and marketable securities	$155,049	$207,423
Total receivables (billed and unbilled)	422,408	504,765
Goodwill	79,037	72,858
Other assets	284,123	197,507
Total assets	$940,617	$982,553

Liabilities and stockholders’ equity
Accrued expenses, including compensation and related expenses	$113,252	$130,177
Deferred revenue, current	169,009	185,145
Deferred income tax liabilities	6,918	6,939
Other liabilities	94,151	38,761
Stockholders’ equity	557,287	621,531
Total liabilities and stockholders’ equity	$940,617	$982,553

PEGASYSTEMS INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Six Months Ended June 30,
	2019	2018
Operating activities:
Net (loss) income	$(61,013)	$1,791
Adjustments to reconcile net (loss) income to cash provided by operating activities
Non-cash items	73,562	51,081
Change in operating assets and liabilities, net	(4,829)	22,560
Cash provided by operating activities	7,720	75,432
Cash provided by (used in) investing activities	17,210	(46,369)
Cash (used in) financing activities	(44,367)	(45,825)
Effect of exchange rate changes on cash and cash equivalents	515	(1,226)
Net (decrease) in cash and cash equivalents	(18,922)	(17,988)
Cash and cash equivalents, beginning of period	114,422	162,279
Cash and cash equivalents, end of period	$95,500	$144,291